SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): November 7, 2006

INVENTIV HEALTH, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE
(State or Other Jurisdiction of Incorporation)

0-30318 52-2181734 ------------------------- -------------------------------------- (Commission File Number) (I.R.S. Employer Identification No.)

VANTAGE COURT NORTH
200 COTTONTAIL LANE
SOMERSET, NEW JERSEY 08873
(Address of Principal Executive offices) (Zip Code)

(800) 416-0555
(Registrant's Telephone Number, Including Area Code

N/A
(Former Name or Former Address, if changed Since Last Report)

INVENTIV HEALTH, INC.
CURRENT REPORT ON FORM 8-K

Item 2.02. Results of Operations and Financial Condition.

On November 7, 2006, inVentiv Health, Inc. (the "Company"), issued a press release announcing its financial results for the third quarter ended September 30, 2006. A copy of the Company’s press release is furnished herewith as Exhibit 99.1 hereto and is incorporated herein by reference.

The press release includes non-GAAP financial information concerning operating income, earnings from continuing operations, net income, diluted earnings per share and operating margins relating to the following three factors:

•
Compensation expense related to vested stock options and restricted stock: The Company adopted FAS 123(R) as of January 1, 2006 and commenced recording expense for vested stock options and restricted stock as of that date, as opposed to recording expense only for vested restricted stock during 2005. In order to present the financial statements on a comparable period-to-period basis, the press release includes non-GAAP financial information for the third quarters of 2006 and 2005 in which compensation expense was adjusted to exclude expense related to vested stock options and restricted stock.

•
Interest expense related to the Company’s interest rate hedge of its $175 million term loan facility: In July 2006, the Company employed a hypothetical derivative model to assess ineffectiveness, thus qualifying for hedge accounting. For the quarter ended September 30, 2006, the Company recorded $0.5 million in interest expense relating to the ineffectiveness of the hedge. In order to present the financial statements on a comparable period-to-period basis, the press release includes non-GAAP financial information for the third quarter of 2006 in which interest expense was adjusted to exclude this.

•
Tax benefits related to the utilization of net operating losses of divested entities: The Company recorded a tax benefit of $6.7 million in the third quarter of 2005, related to the utilization of net operating losses of divested entities. In order to present the financial statements on a comparable period-to-period basis, the press release includes non-GAAP financial information for the third quarter of 2005 in which tax expense was adjusted to exclude this benefit.

The press release also includes the following projected non-GAAP financial measures concerning future periods, all of which constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934:

•	diluted earnings per share for fiscal year 2006 excluding the effect of potential tax benefits, interest income relating to the Company’s interest rate hedge and equity compensation expense; and
•	diluted earnings per share for fiscal year 2007 excluding the effect of interest expense relating to the Company’s interest rate hedge and equity compensation expense

Management believes that the foregoing information is useful to investors in assessing the performance of the Company’s operations on a consistent basis from period to period.

The information in this Current Report on Form 8-K shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. Furthermore, the information in this Current Report on Form 8-K shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, except as set forth with respect thereto in any such filing.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit 99.1 Press Release dated November 7, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INVENTIV HEALTH, INC.

By: /s/ John R. Emery -------------------------------------------- Date: November 7, 2006 Name: John R. Emery Title: Chief Financial Officer (Principal Accounting and Financial Officer)

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	Press Release of inVentiv Health, Inc., dated November 7, 2006